Exhibit 10.34

UNDERWRITING AGREEMENT

September 26, 2007
Western Goldfields Inc.
2 Bloor St. West, Suite 2102
Toronto, Ontario M4W 3E2

Attention:     Raymond Threlkeld, President and Chief Executive Officer

Dear Sir:

Wellington West Capital Markets Inc. (“WWCM”) and RBC Dominion Securities Inc. (“RBC”), acting as co-lead managers and joint book runners, and Scotia Capital Inc. (collectively, the “Underwriters” and individually an “Underwriter”) understand that Western Goldfields Inc. (“Western” or the “Company”) proposes to issue and sell to the Underwriters 9,840,000 common shares (the “Purchased Shares”), and at the election of the Underwriters, up to 1,476,000 additional common shares to cover over-allotments (the common shares in respect of which such option is exercised are called “Over-Allotment Shares”). The Purchased Shares and the Over-Allotment Shares are referred to collectively herein as the “Shares”.

The Underwriters understand that the Company will file within the time limits and on the terms set out below, a preliminary short form prospectus (the “Preliminary Prospectus”) and a (final) short form prospectus (the “Final Prospectus”) and all related documents, including all documents incorporated by reference therein, with the securities regulatory authority in each of the provinces of Canada, other than Quebec (the “Securities Commissions”, and the provinces, the “Qualifying Jurisdictions”) in order to qualify for distribution to the public the Shares in each of the provinces of Canada, other than Quebec.

The Shares will also be distributed in the United States on a private placement basis by U.S. Affiliates (defined below) of the Underwriters to QIBs (defined below) pursuant to the U.S. 144A Memorandum (defined below). Subject to applicable law, including U.S. Securities Laws (defined below) and the terms of this underwriting agreement (the “Agreement”), the Shares may also be distributed outside Canada and the United States by the registered broker-dealer affiliates of the Underwriters, where they may be lawfully sold on a basis exempt from the prospectus and registration requirements of any such jurisdictions.

Except as set forth in this Agreement, the purchase and sale of the Purchased Shares shall occur on October 12, 2007 (the “Closing Date”).

The Company, as and to the extent indicated above, hereby grants to the Underwriters the right to purchase at their election up to 1,476,000 Over-Allotment Shares, at the purchase price per share set forth in the paragraph below, for the sole purpose of covering over-allotments in the sale of the Purchased Shares and for market stabilization purposes permitted pursuant to Applicable Securities Laws, provided, however, that the number of Over-Allotment Shares to be purchased shall not exceed 15% of the total number of Purchased Shares purchased by the Underwriters. Any such election to purchase Over-Allotment Shares may be exercised only by written notice from WWCM on behalf of the Underwriters, to the Company at any time until the close of business on the 30th day following the Closing Date, such notice to set forth (i) the aggregate number of Over-Allotment Shares to be purchased, and (ii) the closing date for the Over-Allotment Shares, provided that unless otherwise agreed such Closing Date shall not be less than three (3) Business Days and no more than seven (7) Business Days following the date of such notice.

On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions further set out below:

(a)
the Company agrees to sell to each of the Underwriters and each of the Underwriters agrees, severally, and not jointly, to purchase from the Company the respective percentage of the Purchased Shares set forth opposite the respective names of the Underwriters in Section 18, at a purchase price of $3.05 per share for Purchased Shares (the “Offering Price”); and

(b)
in the event and to the extent that the Underwriters shall exercise the election to purchase any or all Over-Allotment Shares (the “Over-Allotment Option”) as provided herein, the Company agrees to sell to each of the Underwriters and each of the Underwriters agrees, severally, and not jointly, to purchase from the Company the respective percentage of Over-Allotment Shares set forth opposite the name of such Underwriter in Section 18 at a purchase price equal to the Offering Price per share for Over-Allotment Shares.

The Company and the Underwriters agree that any sales or purchases of Shares in the United States will be conducted through a duly registered affiliate of each Underwriter in compliance with U.S. Securities Laws.

The Company shall pay to the Underwriters a fee of 5% of the gross proceeds realized on the sale of Shares in consideration of the services to be provided by the Underwriters under this Agreement (the “Underwriting Fee”) and as further set forth in Section 13 herein.

The Underwriters may offer the Purchased Shares at a price less than the Offering Price in compliance with the requirements under National Instrument 44-101 – Short Form Prospectus Distributions and the disclosure concerning the same contained in the Preliminary Prospectus and the Final Prospectus.

The Underwriters and the Company acknowledge that Schedule “A” forms a part of this Agreement.

The following are the terms and conditions of the agreement between the Company and the Underwriters:

TERM AND CONDITIONS

Section 1        Definitions and Interpretation

(1)	In this Agreement:

“Affiliate” means an affiliated entity for purposes of the Securities Act (Ontario);

“Applicable Securities Laws” means the Canadian Securities Laws and the U.S. Securities Laws;

“Business Day” means any day other than a Saturday, Sunday or statutory or civic holiday in the city of Toronto, Ontario;

“Canadian Securities Laws” means, collectively, all applicable securities laws of each of the Qualifying Jurisdictions and the respective rules and regulations under such laws together with applicable published instruments, notices and orders of the securities regulatory authorities in the Qualifying Jurisdictions;

“Closing Date” means October 12, 2007 or any earlier or later date as may be agreed to by Western and the Underwriters, each acting reasonably, but will in any event not be later than October 30, 2007;

“distribution” means distribution or distribution to the public, as the case may be, for the purposes of Applicable Securities Laws or any of them;

“Exchange” means the TSX;

“Final Prospectus” has the meaning ascribed in the second paragraph of this Agreement, such prospectus expected to be dated on or about October 5, 2007;

“Final U.S. Private Placement Memorandum” means the U.S. private placement memorandum, in a form satisfactory to the Underwriters, to which will be attached the Final Prospectus, to be delivered to any offerees and purchasers of the Shares in the United States in accordance with Schedule “A” hereto;

“Financial Information” means the annual consolidated financial statements of Western (or its predecessor) incorporated by reference into the Preliminary Prospectus, the Final Prospectus and any Supplementary Material, including the notes with respect thereto together with the respective auditors’ reports thereon as at and for the periods included therein, and the respective accompanying Management’s Discussion and Analyses;

“Indemnified Party” has the meaning given to that term in Section 15 of this Agreement;

“Liens” means any encumbrance or title defect of whatever kind or nature, regardless of form, whether or not registered or registrable and whether or not consensual or arising by law (statutory or otherwise), including any mortgage, lien, charge, pledge or security interest, whether fixed or floating, or any assignment, lease, option, right of pre-emption, privilege, encumbrance, easement, servitude, right of way, restrictive covenant, right of use or any other right or claim of any kind or nature whatever which affects ownership or possession of, or title to, any interest in, or the right to use or occupy such property or assets;

“Material Adverse Effect” means the effect resulting from any event or change which has a material adverse effect on the business, affairs, capital, operations, Mining Claims or assets of Western considered on a consolidated basis;

“material change” means a material change for the purposes of Applicable Securities Laws or any of them, or where undefined under the Applicable Securities Laws of an Offering Jurisdiction means a change in the business, affairs, operations, assets, financial condition or capital of Western on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the common shares, and includes a decision to implement such a change made by the directors of Western;

“material fact” means a material fact for the purposes of Applicable Securities Laws or any of them, or where undefined under the Applicable Securities Laws of an Offering Jurisdiction means a fact that would reasonably be expected to have a significant effect on the market price or value of the common shares;

“Material Subsidiaries” means each of Western Goldfields USA Inc., Western Goldfields (Canada) Inc. and Western Mesquite Mines, Inc.;

“Mesquite Project” means the mine project located in Imperial County, California, U.S.A. as further described in the Technical Report;

“Mining Claims” has the meaning given to such term in Section 7(1)(m);

“misrepresentation” means a misrepresentation for the purposes of the Applicable Securities Laws or any of them, or where undefined under the Applicable Securities Laws of an Offering Jurisdiction means: (i) an untrue statement of a material fact, or (ii) an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made;

“MRRS” means the mutual reliance review system procedures provided for under National Policy 43-201 “Mutual Reliance Review System for Prospectuses and Annual Information Forms” among the securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada;

“MRRS Decision Document” means a decision document issued by the applicable Canadian securities regulatory authority pursuant to the MRRS and which evidences the receipt by the applicable Securities Commission of the Qualifying Jurisdictions for the Preliminary Prospectus or the Final Prospectus, as the case may be;

“Offering” means distribution of the Shares in each of the Offering Jurisdictions;

“Offering Documents” means, collectively, the Preliminary Prospectus, the Final Prospectus, any Prospectus Amendment, the U.S. 144A Memorandum and any Supplementary Material;

“Offering Jurisdictions” means the United States and the Qualifying Jurisdictions;

“Over-Allotment Closing Date” means no less than three (3) Business Days and no more than seven (7) Business Days following the date of the notice of exercise of the Over-Allotment Option being delivered to the Company, or any earlier or later date as may be agreed to in writing by the Company and the Underwriters, each acting reasonably;

“Preliminary Prospectus” has the meaning ascribed in the second paragraph of this Agreement, such amended and restated preliminary short form prospectus dated the date hereof;

“Preliminary U.S. Private Placement Memorandum” means the U.S. private placement memorandum, in a form satisfactory to the Underwriters, to which will be attached a copy of any Preliminary Prospectus, to be delivered to offerees and purchasers of the Shares in the United States in accordance with Schedule “A” hereto;

“Prospectus Amendment” means any amendment to any or all of the Preliminary Prospectus or the Final Prospectus required to be prepared and filed by Western under Applicable Securities Laws in connection with the Offering;

“QIB” or “Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A;

“Qualifying Jurisdictions” means, collectively, each of the provinces of Canada, other than Quebec;

“Rule 144A” means Rule 144A adopted by the SEC under the U.S. Securities Act;

“SEC” means the United States Securities and Exchange Commission;

“Securities Commissions” means the applicable securities commission or regulatory authority in each of the Qualifying Jurisdictions;

“Standard Listing Conditions” has the meaning given to that term in Section 3(3)(c) of this Agreement;

“Subsidiary” means a subsidiary for purposes of the Securities Act (Ontario);

“Supplementary Material” means, collectively, any amendment to the Preliminary Prospectus, the Final Prospectus, the U.S. 144A Memorandum, any amendment or supplemental prospectus or ancillary materials that may be filed by or on behalf of Western under Applicable Securities Laws relating to the qualification for distribution of, inter alia, the Shares;

“Technical Report” means the “Mesquite Mine Expansion Feasibility Study Technical Report” dated August 6, 2006 prepared by Micon International Limited;

“Time of Closing” means 8:00 a.m. (Toronto time) on the Closing Date or the Over-Allotment Closing Date, as applicable, or any other time on the Closing Date or the Over-Allotment Closing Date as may be agreed to by Western and the Underwriters;

“TSX” means the Toronto Stock Exchange;

“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

“U.S. Affiliate” means the U.S. registered broker-dealer affiliate of any Underwriter;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“U.S. Securities Laws” means all applicable securities legislation in the United States, including without limitation, the U.S. Securities Act, the U.S. Exchange Act and the rules and regulations promulgated thereunder, and any applicable state securities laws;

“U.S. 144A Memorandum” means, together, the Preliminary U.S. Private Placement Memorandum and the Final U.S. Private Placement Memorandum; and

“Western Auditor” means HJ & Associates, LLP;

(2)
Headings, etc. The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this Agreement.

(3)	Currency. Except as otherwise indicated, all amounts expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.

Section 2       Filing of the Preliminary and Final Prospectuses

(1)
The Company shall, as soon as possible and not later than 12:00 noon (Toronto time) on September 26, 2007 have prepared and filed under the Canadian Securities Laws, and shall have obtained a receipt therefor from each of the Qualifying Jurisdictions (in the form of a preliminary MRRS Decision Document) by 5:00 p.m. (Toronto time) on September 26, 2007, for the Preliminary Prospectus and other related documents relating to the proposed distribution in Canada of the Shares.

(2)
Unless otherwise agreed to in writing by WWCM and RBC on behalf of the Underwriters, the Company shall use its reasonable commercial efforts to satisfy all comments with respect to the Preliminary Prospectus and the Company shall, not later than 5:00 p.m. (Toronto time) on October 5, 2007, have made all its reasonable commercial efforts to have prepared and filed under the Canadian Securities Laws, and shall have obtained a receipt therefor from each of the Qualifying Jurisdictions (in the form of a final MRRS Decision Document) by 5:00 p.m. (Toronto time) on such date, the Final Prospectus and other related documents relating to the proposed distribution in Canada of the Shares; and shall have taken all other steps and proceedings that may be necessary to be taken by the Company in order to qualify the Shares for distribution (or distribution to the public, as the case may be) in each of the other Qualifying Jurisdictions by the Underwriters under the Canadian Securities Laws by 5:00 p.m. (Toronto time) on such date.

(3)
Until the date on which the distribution of the Shares is completed, the Company will promptly take, or cause to be taken, all additional steps and proceedings that may from time to time be required under Applicable Securities Laws to continue to qualify the distribution of the Shares or, in the event that the Shares have, for any reason, ceased so to qualify, to so qualify again the Shares, as applicable, for distribution.

Section 3       Delivery of the Final Prospectus and Related Matters

(1)
The Company shall deliver without charge to the Underwriters, as soon as practicable and in any event no later than September 26, 2007 in the case of the Preliminary Prospectus and the Preliminary U.S. Private Placement Memorandum, and no later than noon (Toronto time) on October 6, 2007 (or other such date that is the day following the filing of the Final Prospectus) in the case of the Final Prospectus and the Final U.S. Private Placement Memorandum and thereafter from time to time during the distribution of the Shares, as many commercial copies of the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus and the Final U.S. Private Placement Memorandum, as the case may be, (and in the event of any Prospectus Amendment, such Prospectus Amendment) as the Underwriters may reasonably request in advance for the purposes contemplated by the relevant securities laws. The Company will similarly cause to be delivered to the Underwriters, commercial copies of any Supplementary Material required to be delivered to purchasers or prospective purchasers of the Shares. Each delivery of the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus, the Final U.S. Private Placement Memorandum or any Supplementary Material will have constituted and constitute the Company’s consent to the use of the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus, the Final U.S. Private Placement Memorandum and any Supplementary Material by the Underwriters for the distribution of the Shares in the Offering Jurisdictions in compliance with the provisions of this Agreement and Applicable Securities Laws.

(2)
Each delivery of the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus, the Final U.S. Private Placement Memorandum and any Supplementary Material to the Underwriters by Western in accordance with this Agreement will constitute the representation and warranty of Western to the Underwriters that (except for information and statements relating solely to the Underwriters and furnished by them specifically for use in the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus and the Final U.S. Private Placement Memorandum under the heading “Plan of Distribution”), at the respective times of delivery:

(a)
the information and statements contained in each of the Preliminary Prospectus, the Preliminary U.S. Private Placement Memorandum, the Final Prospectus, the Final U.S. Private Placement Memorandum and any Supplemental Material, together with the documents incorporated by reference therein:

(i)	are true and correct in all material respects and contain no misrepresentation; and

(ii)	constitute full, true and plain disclosure of all material facts relating to the Shares, and Western and its Material Subsidiaries considered as a whole;

(b)
no material fact has been omitted from any of the Offering Documents that is required to be stated in the document or is necessary to make the statements therein not misleading in the light of the circumstances in which they were made;

(c)
to the knowledge of the Company based on the advice of its legal counsel and auditors, each of the Preliminary Prospectus, the Final Prospectus and the Supplemental Material, as applicable, complies in all material respects with the form requirements of Canadian Securities Laws; and

(d)
to the knowledge of the Company based on the advice of its legal counsel and auditors, each of the Preliminary U.S. Private Placement Memorandum and the Final U.S. Private Placement Memorandum complies in all material respects with U.S. Securities Laws.

(3)	Western will also deliver to the Underwriters, without charge, contemporaneously with, or prior to the filing of, the Preliminary Prospectus and the Final Prospectus, unless otherwise indicated:

(a)	a copy of the Preliminary Prospectus and the Final Prospectus, each manually signed on behalf of Western, by the persons and in the form required by Canadian Securities Laws;

(b)	a copy of the Final U.S. Private Placement Memorandum in the form required by U.S. Securities Laws;

(c)
evidence satisfactory to the Underwriters by the date of the Final Prospectus that Western has applied for the approval (or conditional approval) for the listing and posting for trading on the TSX of the Shares and received such approval (or conditional approval) subject only to satisfaction by Western of customary post-closing conditions imposed by the TSX in similar circumstances (the “Standard Listing Conditions”);

(d)
in the case of the Final Prospectus, a “long-form” comfort letter or letters dated the date of the Final Prospectus, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, addressed to the Underwriters, from the Western Auditor, and based on a review completed not more than two (2) Business Days prior to the date of such letter, with respect to financial and accounting information relating to Western, included in the Offering Documents, which letter shall be in addition to the auditor’s report contained in the Final Prospectus and any auditor’s comfort letter addressed to the Securities Commissions and filed with or delivered to the Securities Commissions under the Canadian Securities Laws. Each such letter shall further state that:

(i)	such auditors are independent with respect to the Company within the meaning of Applicable Securities Laws;

(ii)
that in the opinion of such auditors, the audited financial statements of the Company included in the Offering Documents comply in all material respects with the applicable accounting requirements of the Applicable Securities Laws;

(iii)
that they have performed the procedures set forth in SAS No. 100 and CICA Handbook Section 7200 on the unaudited financial statements included in the Offering Documents and nothing has come to their attention that caused them to believe that said unaudited financial statements did not comply in all material respects with the applicable accounting requirements of U.S. Securities Laws and Canadian Securities Laws; and

(iv)	shall address such other matters as the Underwriters shall reasonably request.

(4)
Opinions, comfort letters and other documents substantially similar to those referred to in this section of this Agreement will be delivered to the Underwriters and Western, and their respective counsel, as applicable, with respect to any Supplementary Material, contemporaneously with, or prior to the filing of, any Supplementary Material.

Section 4       Material Changes During the Distribution of the Shares

(1)	Western will promptly inform the Underwriters in writing during the period prior to the completion of the distribution of the Shares of the full particulars of:

(a)
any material change (whether actual, anticipated, threatened, contemplated, or proposed by, to, or against) (whether financial or otherwise) in the assets, liabilities (contingent or otherwise), business, affairs, operations, assets, financial condition, capital or prospects of Western, considered on a consolidated basis;

(b)
any material fact that has arisen or has been discovered and would have been required to have been stated in any of the Offering Documents had that fact arisen or been discovered on, or prior to, the date of the Offering Documents, as the case may be;

(c)	any change in any material fact or any misstatement of any material fact contained in any of the Offering Documents, or the existence of any new material fact; and

(d)
any change in applicable laws, materially and adversely affecting, or which would reasonably be expected to materially and adversely affect, the condition (financial or otherwise), or the properties, business, prospects, affairs, operations, assets or liabilities of the Company and its subsidiaries on a consolidated basis, the Shares or the distribution thereof, under the Final Prospectus or the Final U.S. Private Placement Memorandum,

which change or new material fact is, or may reasonably be expected to be, of such a nature as:

(e)
to render any of the Offering Documents or any Supplementary Material, as they exist taken together in their entirety immediately prior to such change or new material fact, misleading or untrue in any respect or would result in any of such documents, as they exist taken together in their entirety immediately prior to such change or material fact, containing a misrepresentation;

(f)
would result in any of the Offering Documents or any Supplementary Material, as they exist taken together in their entirety immediately prior to such change or material fact, not complying with any Applicable Securities Laws;

(g)	would reasonably be expected to have a material effect on the market price or value of any of the Shares or constitute a Material Adverse Effect; or

(h)           would be material to a prospective purchaser of the Shares.

(2)	The Company will notify the Underwriters promptly, and confirm the notice in writing:

(a)	when any supplement to the Offering Documents or any Supplementary Material shall have been filed;

(b)	of any request by any Securities Commission to amend or supplement the Preliminary Prospectus or the Final Prospectus or for additional information; and

(c)
of the issuance by any Securities Commission or any Exchange of any order having the effect of ceasing or suspending the distribution of the Shares or the trading in any securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose. The Company will use reasonable commercial efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Shares or the trading in the shares of the Company and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(3)
Western shall comply with section 57 of the Securities Act (Ontario) and with the comparable provisions of U.S. Securities Laws, and Western will prepare and will file promptly at the request of the Underwriters, any Supplementary Material, which, in the opinion of the Underwriters and their counsel, acting reasonably, may be necessary or desirable, and will, until the distribution of the Shares is complete, otherwise comply with all applicable filing and other requirements under Applicable Securities Laws arising as a result of such fact or change necessary to continue to qualify the Shares for distribution in each of the Offering Jurisdictions.

(4)
The Company and the Underwriters acknowledge that the Company is required by Canadian Securities Laws to prepare and file a Prospectus Amendment, if at any time prior to the completion of the distribution of the Shares, the Final Prospectus (as then amended) contains a misrepresentation. The Company will promptly prepare and file with the securities authorities in the Qualifying Jurisdictions any amendment or supplement thereto which in the opinion of the Underwriters and the Company, each acting reasonably, may be necessary or advisable to correct such misrepresentation.

(5)
In addition, if, during the period from the date hereof to the later of the Closing Date and the date of the completion of the distribution of the Shares, it shall be necessary to file a Prospectus Amendment to comply with any Applicable Securities Laws, the Company shall, in co-operation with the Underwriters and their counsel, make any such filing as soon as reasonably possible.

(6)
In addition to the provisions of Subsections 4(1) and 4(2), Western will, in good faith, discuss with the Underwriters any change, event, development or fact, contemplated, anticipated, threatened, or proposed in Subsections 4(1) and 4(2) that is of such a nature that there may be reasonable doubt as to whether written notice should be given to the Underwriters under Section 4 of this Agreement and will consult with the Underwriters with respect to the form and content of any Supplementary Material proposed to be filed by Western, it being understood and agreed that no such Supplementary Material will be filed with any Securities Commission until the Underwriters and their legal counsel have been given a reasonable opportunity to review and approve such material, acting reasonably.

Section 5       Due Diligence

Prior to the Time of Closing, and, if applicable, prior to the filing of any Supplementary Material, the Underwriters, their legal counsel, and technical consultants will be provided with timely access to all information required to permit them to conduct a full due diligence investigation of Western and its business operations, properties, assets, affairs and financial condition. In particular, the Underwriters shall be permitted to conduct all due diligence that they may, in their sole discretion acting reasonably, require in order to fulfil their obligations under Applicable Securities Laws, and in that regard, Western will make available to the Underwriters, their legal counsel and technical consultants, on a timely basis, all corporate and operating records, material contracts, reserve reports, technical reports, feasibility studies, financial information, budgets, key officers, and other relevant information necessary in order to complete the due diligence investigation of Western and its business, properties, assets, affairs and financial condition for this purpose, and without limiting the scope of the due diligence inquiries the Underwriter may conduct, to participate in one or more due diligence sessions to be held prior to the Time of Closing. All information requested by the Underwriters, their counsel and technical consultants in connection with the due diligence investigations of the Underwriters will be treated by the Underwriters, their counsel and technical consultants as confidential and will only be used in connection with the Offering. It shall be a condition precedent to the Underwriters’ execution of any certificate in any Offering Document that the Underwriters be satisfied, acting reasonably, as to the form and content of the document. The Underwriters shall not unreasonably withhold or delay the execution of any such Offering Document required to be executed by the Underwriters and filed in compliance with the Securities Laws for the purpose of the Offering.

Section 6       Conditions of Closing

The Underwriters’ obligations under this Agreement (including the obligation to complete the purchase of the Shares or any of them) are conditional upon and subject to:

(1)
Canadian Legal Opinions. The Underwriters receiving at the Time of Closing favourable legal opinions from Cassels Brock & Blackwell LLP, Canadian counsel to Western, as to the qualification of the Shares for sale to the public and as to other matters governed by the laws of Ontario (with separate legal opinions provided by local counsel in other Canadian provinces) and may rely as to matters of fact on certificates of officers, public and exchange officials or of the auditor or transfer agent of Western), to the effect set forth below:

(a)	Western having been incorporated and existing under the laws of the Province of Ontario;

(b)
Western having the corporate capacity and power to own and lease its properties and assets and to conduct its business as described in the Final Prospectus and to execute and deliver this Agreement and to carry out the transactions contemplated hereby under the laws of the Province of Ontario;

(c)	the authorized share capital of Western being as described in the Final Prospectus;

(d)	all necessary corporate action having been taken by Western to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(e)
this Agreement having been duly executed and delivered by Western and constituting a legal, valid and binding obligation of, and is enforceable against Western, in accordance with its terms (subject to bankruptcy, insolvency or other laws affecting the rights of creditors generally, general equitable principles including the availability of equitable remedies and the qualification that no opinion need be expressed as to rights to indemnity, or contribution);

(f)
the execution and delivery by Western of this Agreement, the fulfilment of the terms hereof by Western, and the issue, sale and delivery on the Closing Date of the Purchased Shares (and subsequently the Over-Allotment Shares, if issued) to the Underwriters as contemplated herein, not constituting or result in a breach of or a default under, and do not creating a state of facts which, after notice or lapse of time or both, will constitute or result in a breach of, and will not conflict with, any of the terms, conditions or provisions of the articles or by-laws of Western;

(g)	all necessary corporate action having been taken by Western to authorize the creation, execution, issuance and delivery of the Shares;

(h)
all documents required to be filed by Western and all proceedings required to be taken by Western under Canadian Securities Laws having been filed and taken in order to qualify the distribution of the Shares in each of the Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws thereof who have complied with the relevant provisions thereof and no other documents will be required to be filed, proceedings taken, or approvals, permits, consents or authorizations obtained under Canadian Securities Laws to permit the trading in the Qualifying Jurisdictions of the Shares, through registrants registered under Canadian Securities Laws or in circumstances in which there is an exemption from the registration requirements of such applicable laws;

(i)	the attributes of the Shares conforming in all respects to the description thereof in the Final Prospectus;

(j)	the Shares having been conditionally approved for listing on the TSX subject only to the Standard Listing Conditions;

(k)	the Purchased Shares (and subsequently the Over-Allotment Shares, if issued) having been validly issued by Western and being fully-paid and non-assessable shares in the capital of Western;

(l)
the Company being a reporting issuer (or equivalent) under the securities laws of British Columbia, Alberta, Manitoba and Ontario, and not being included on a list of defaulting reporting issuers maintained by the securities regulators of British Columbia, Alberta, Manitoba and Ontario;

(m)	the statements under the headings “Eligibility for Investment” in the Final Prospectus being true and correct;

(2)
U.S. Legal Opinion. At the Closing Time, the Underwriters shall have received the favourable opinion, dated the Closing Date, of United States counsel for the Company, in form and substance satisfactory to United States counsel for the Underwriters (acting reasonably), as to the tax disclosure included in the Final Prospectus and to the effect that it is not necessary in connection with the offer and sale of the Shares in the United States to register the Shares under the U.S. Securities Act.

(3)
Title Opinion. At the Closing Time, the Underwriters shall have received the favourable opinion, dated the Closing Date, of United States counsel for the Company, in form and substance satisfactory to United States counsel for the Underwriters (acting reasonably), as to the title and ownership interest in the Company’s material properties;

(4)
Canadian Local Counsel Opinion. The Underwriters receiving at the Time of Closing, favourable legal opinions of local Canadian counsel as to the qualification of the Shares for sale to the public and as to other matters governed by the laws of the jurisdictions in Canada which Cassels Brock & Blackwell LLP is not qualified to practice, in each case in a form acceptable in all reasonable respects to counsel to the Underwriters, Stikeman Elliott LLP;

(5)
Secretary Certificates. The Underwriters having received certificates dated the Closing Date signed by the Corporate Secretary of Western or another officer acceptable to the Underwriters, acting reasonably, in form and content satisfactory to the Underwriters, acting reasonably, with respect to:

(a)	the constating documents of Western;

(b)
the resolutions of the directors of Western relevant to the Offering, allotment, issue (or reservation for issue) and sale of the Shares and, as applicable, the authorization of this Agreement, and the other agreements and transactions contemplated by this Agreement; and

(c)	the incumbency and signatures of signing officers of Western;

(6)
Certificates of Status. Western having delivered to the Underwriters, at the Time of Closing, certificates of status and/or compliance, where issuable under applicable law, for each of the Material Subsidiaries and Western, each dated within two (2) days of the Closing Date;

(7)
Closing Certificates. Western having delivered to the Underwriters, at the Time of Closing, a certificate dated the Closing Date addressed to the Underwriters and signed by the Chief Executive Officer and Chief Financial Officer of Western (or such other senior officers as acceptable to the Underwriters), certifying for and on behalf of Western, and not in their personal capacities, after having made due inquiries, with respect to the following matters:

(a)	Western having complied with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Time of Closing;

(b)
no order, ruling or determination (including any stop order) having the effect of ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Shares or any of the Company’s issued securities having been issued and no proceeding for such purpose being pending or, to the knowledge of such officers, threatened by any securities regulatory authority or stock exchange in Canada or the United States;

(c)
subsequent to the respective dates as at which information is given in the Final Prospectus, there having not occurred a Material Adverse Effect, or any change or development involving a prospective Material Adverse Effect, or the coming into existence of a new material fact, other than as disclosed in the Final Prospectus or any Supplementary Material, as the case may be;

(d)
the Company being a “reporting issuer” or its equivalent under the securities laws of each of the Qualifying Jurisdictions, being eligible in accordance with the provisions of NI 44-101 to file a short form prospectus with the Canadian Securities Administrators and no material change relating to the Company on a consolidated basis having occurred since the date hereof with respect to which the requisite material change report has not been filed and no such disclosure having been made on a confidential basis that remains subject to confidentiality; and

(e)
the representations and warranties of Western contained in this Agreement and in any certificates of Western delivered pursuant to or in connection with this Agreement, being true and correct as at the Time of Closing, with the same force and effect as if made on and as at the Time of Closing, after giving effect to the transactions contemplated by this Agreement;

(8)
Certificate of Transfer Agent. Western having delivered to the Underwriters at the Time of Closing, a certificate of Computershare Investor Services Inc., as registrar and transfer agent of the common shares, which certifies the number of common shares issued and outstanding on the date prior to the Closing Date;

(9)
Bring Down Auditor Comfort Letters. Western having caused the Western Auditor to deliver to the Underwriters at the Time of Closing a comfort letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, bringing forward to the date which is two (2) Business Days prior to the Closing Date, the information contained in the comfort letter referred to in Subsection Section 3(3)(d);

(10)	No Termination. The Underwriters not having exercised any rights of termination set forth in Section 14;

(11)
Adverse Proceedings. At the Closing Time, no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Shares or any of the Company’s issued securities being issued and no proceeding for such purpose being pending or, to the knowledge of the Company, threatened by any securities regulatory authority or stock exchange in Canada or the United States;

(12)	Exchange. At the Closing Time, the Shares having been listed, or conditionally listed, for trading on the TSX; and

(13)
Other Documentation. The Underwriters having received at the Time of Closing such further certificates, opinions of counsel and other documentation from Western as may be contemplated herein or as the Underwriters or their counsel may reasonably require, provided, however, that the Underwriters or their counsel shall request any such certificate or document within a reasonable period prior to the Time of Closing that is sufficient for Western to obtain and deliver such certificate, opinion or document, and in any event, at least two (2) Business Days prior to the Time of Closing.

Section 7       Representations and Warranties of Western

(1)	Western hereby represents and warrants to the Underwriters, intending that the same may be relied upon by the Underwriters that:

(a)
Good Standing of Western. Western has been duly incorporated or organized and is validly existing under the laws of Ontario, and has all requisite corporate power and authority to carry on its business, as now conducted and as presently proposed to be conducted by it, and to own, lease and operate its properties and assets and to carry out the transactions contemplated by this Agreement; and that the Company is duly qualified as an extra-provincial corporation to transact business and is in good standing (in respect of the filing of annual returns where required or other information filings under applicable corporations information legislation) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(b)
Good Standing of Subsidiaries. At the Time of Closing, Western’s only subsidiaries will be the Material Subsidiaries. At the Time of Closing, each Material Subsidiary will be a corporation or company incorporated or established, organized and existing under the laws of the jurisdiction of its incorporation, will be current and up-to-date with all material filings required to be made under the laws of its jurisdiction of incorporation and will have the requisite corporate power and capacity to own, lease and operate its properties and to conduct its business as now carried on by it, and will be duly qualified to transact business and will be in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so would not reasonably be expected to result in a Material Adverse Effect. At the Time of Closing, all of the issued and outstanding shares in the capital of each Material Subsidiary will have been duly authorized and validly issued, will be fully paid and non-assessable and will be directly or indirectly beneficially owned by Western, free and clear of any Lien (except pursuant to any security interest pursuant to its amended and restated credit facility originally dated March 30, 2007 as amended and restated May 31, 2007 (the “Credit Facility”)); and none of the outstanding shares of the capital stock of any Material Subsidiary was issued in violation of pre-emptive or similar rights of any security holder of such subsidiary. Other than as disclosed in the Final Prospectus, there exist no options, warrants, purchase rights, or other contracts or commitments that could require Western to sell, transfer or otherwise dispose of any capital stock of any Material Subsidiary. No act or proceeding has been taken by or against the Material Subsidiaries in connection with their liquidation, winding-up or bankruptcy.

(c)
Compliance with Prospectus and Registration Requirements. The Company meets the general eligibility requirements for use of a short form prospectus under National Instrument 44-101. No order suspending the distribution of the Shares has been issued by the Securities Commissions under Canadian Securities Laws and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any Securities Commissions, and any request on the part of any Securities Commissions for additional information has been complied with.

At all times up to any Closing Time:

(i)	the Final Prospectus complied and will comply in all material respects with Canadian Securities Laws as interpreted and applied by the Securities Commissions;

(ii)
none of the Offering Documents nor any amendment or supplement thereto contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(iii)
each of the Offering Documents, and any Supplementary Material or any amendment or supplement thereto constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and its Material Subsidiaries, considered as one enterprise, and the Shares, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in paragraph (ii) above and this paragraph (iii) do not apply to statements relating solely to the Underwriters or furnished by the Underwriters concerning the Underwriters under the section “Plan of Distribution” contained in the Offering Documents, any Prospectus Amendment or Supplementary Material.

(d)
Share Capital of Western. The share capital of Western described under the heading “Description of Securities Distributed” in the Final Prospectus is true and correct. At the Time of Closing, but prior to giving effect to the issuance of any Shares, the issued share capital of Western will consist only of common shares, and no other equity or voting shares.

(e)
Authorization and Description of Shares. The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and when issued and delivered by Western pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued as fully paid and non-assessable shares. The Shares conform and will conform to all statements relating thereto contained in the Offering Documents and such description conforms to the rights set forth in the instruments defining the same. The issuance of the Shares is not subject to the pre-emptive rights of any shareholder of Western (or such rights have been irrevocably waived), and all corporate action required to be taken by Western for the authorization, issuance, sale and delivery of the Shares has been validly taken at the date hereof.

(f)
Absence of Rights. No person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the issue or allotment of any unissued shares of Western or any other agreement or option, for the issue or allotment of any unissued shares of Western or any other security convertible into or exchangeable for any such shares or to require Western to purchase, redeem or otherwise acquire any of the issued and outstanding shares of Western except as otherwise disclosed in the Offering Documents.

(g)	Financial Statements The Financial Information incorporated by reference in the Offering Documents and the notes thereto,

(i)
present fairly, in all material respects, the financial position of Western and its subsidiaries, and the statements of operations, retained earnings, cash flow from operations and changes in financial  information of Western and its subsidiaries for the periods specified in such Financial Information;

(ii)
have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in accordance with and to the full extent required by applicable U.S. Securities Laws; and

(iii)
as it relates to the audited financial statements of Western for the financial years ended 2006, 2005 and 2004, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the Financial Information.

(h)
Liabilities. Neither Western nor its subsidiaries, have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Financial Information or referred to or disclosed herein, other than liabilities, obligations, or indebtedness or commitments (i) incurred in the normal course of business, or (ii) which would not have a Material Adverse Effect.

(i)	No Default. The Company is not in default or breach or violation of, and the execution and delivery of, and the performance of, and compliance with, the terms of this Agreement do not and will not:

(i)
result in any breach of, or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the constating documents, or resolutions of the Company, any applicable laws, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any subsidiaries, which default or breach might reasonably be expected to have a Material Adverse Effect; or

(ii)
create a right for any other party to terminate, accelerate or in any way alter any other rights existing under any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any subsidiary is a party or by which it is bound which, upon exercise of such right, might reasonably be expected to have a Material Adverse Effect;

(j)
Independent Accountants. The accountants who reported on and certified the Financial Information, are independent public accountants as required by the U.S. Securities Act and the rules and regulations thereunder, and are independent with respect to the Company within the meaning of the Canadian Institute of Chartered Accountants Handbook.

(k)
Accounting Controls. Western and each of its Material Subsidiaries maintains, and will maintain, at all times prior to the Closing Date a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(l)
Title to Real Property. At the Time of Closing, all of the leases, subleases and agreements in real property (other than mining claims, mineral or exploration concessions and other mineral property rights) material to the business of Western and the Material Subsidiaries, considered as one enterprise, and under which Western or any of the Material Subsidiaries has an interest as described in the Offering Documents, are in full force and effect, and neither Western nor any Material Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Western or any Material Subsidiary under any of the lease or subleases mentioned above, or affecting or questioning the rights of Western or such Material Subsidiary to the continued possession of the property under any such lease, sublease, or agreement, except as disclosed in the Offering Documents.

(m)
Mining Claims. The material mining licenses claims, concessions, exploration, extraction and other mineral property rights that are set forth in the title opinion (the “January Title Opinion”) provided to WWCM pursuant to the Company’s most recent equity financing completed in January 2007 (collectively, the “Mining Claims”) is, in all material respects (but subject to non-material variations since the date of the January Title Opinion), a complete and accurate list of all such rights held by Western and the Material Subsidiaries. All Mining Claims of Western and the Material Subsidiaries that are held by Western or the Material Subsidiaries, are in good standing, are valid and enforceable, are free and clear of any material Liens or charges (except pursuant to security interests granted under the Credit Facility) and no material royalty is payable in respect of any of them, except as set out in the Offering Documents. Except as set out in the Offering Documents, no other property rights are necessary for the conduct of Western’s or the Material Subsidiaries’ business as it is currently being conducted; and there are no material restrictions on the ability of Western or the Material Subsidiaries to use, transfer or otherwise exploit any such property rights except as required by applicable law. Except as disclosed in the Offering Documents, the Material Subsidiaries are the owners of Mining Claims necessary to carry on their current and proposed mining and exploration activities as disclosed in the Offering Documents. Except as disclosed in the Offering Documents, Mining Claims held by Western or the Material Subsidiaries cover the properties required by Western for such purposes as contemplated by the Technical Report.

(n)
Mineral Information. The information set forth in the Offering Documents relating to the estimates by Western and the Material Subsidiaries of the mineral resources and mineral reserves have been reviewed and verified by the qualified persons described under the heading “Interests of Experts” and, in all cases, the resource information has been prepared in accordance with Canadian industry standards set forth in National Instrument 43-101 -“Standards of Disclosure for Mineral Projects”, and the information upon which the estimates of resources and reserves were based, was, at the time of delivery thereof, complete and accurate in all material respects and there have been no material adverse changes to such information since the date of delivery or preparation thereof. The Technical Report is a “current” technical report for the purposes of National Instrument 43-101 “Standards of Disclosure for Mineral Projects”.

(o)
Environmental Laws. Except as described in the Offering Documents, (a) neither Western nor any of the Material Subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”) except where such violations would not be reasonably expected, on an individual or aggregate basis, to have a Material Adverse Effect, (b) Western and the Material Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except where the failure to have such permits, authorizations and approvals would not reasonably be expected, on an individual or aggregate basis, to have a Material Adverse Effect, and (c) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Laws against Western or any of the Material Subsidiaries, which if determined adversely, would reasonably be expected to have a Material Adverse Effect.

(p)
Possession of Licenses and Permits. Western and the Material Subsidiaries possess such permits, certificates, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to own, lease, stake or maintain the Mining Claims and other property interests and to conduct the business now operated, including to conduct mining and processing operations on the Mesquite Project, except where the failure to possess such permits, certificates, licenses, approvals, consents or authorizations would not reasonably be expected to have a Material Adverse Effect or where such failure has been disclosed or referred to in the Offering Documents. Western and the Material Subsidiaries are in compliance, in all material respects, with the terms and conditions of all such Governmental Licenses. All of the Governmental Licenses are valid and in full force and effect. Neither Western nor any of the Material Subsidiaries have received any notice of proceedings relating to the revocation or material modification of any such Governmental Licenses.

(q)
Insurance. Western and each Material Subsidiary maintains policies of insurance in force as at the date hereof that adequately cover all those risks reasonably and prudently foreseeable in the current operation and conduct of their respective businesses which, having regard to the nature of such risk and the relative costs of obtaining insurance, it is reasonable to seek rather than to provide for self-insurance.

(r)
Executive Compensation. The directors and officers of Western and their compensation arrangements with Western, whether as directors, officers or employees of Western are as disclosed in the Offering Documents.

(s)
Material Contracts. All of the material contracts and agreements of Western and of the Material Subsidiaries not made in the ordinary course of business (collectively the “Material Contracts”) have been disclosed in the Offering Documents and if required under the Applicable Securities Laws have been filed with the applicable Securities Commissions. Neither Western nor any Material Subsidiary has received notification from any party claiming that Western is in material breach or default under any Material Contract.

(t)
No Material Adverse Effect. Since June 30, 2006, (a) there has been no change in the condition (financial or otherwise), or in the properties, capital, affairs, prospects, operations, assets or liabilities of Western and the Material Subsidiaries considered on a consolidated basis, whether or not arising in the ordinary course of business which would give rise to a Material Adverse Effect, and (b) there have been no transactions entered into by Western or any of the Material Subsidiaries, other than those in the ordinary course of business, which are material with respect to Western and the Material Subsidiaries considered as one enterprise, in each case, except as disclosed in the Offering Documents.

(u)
Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending or, to the knowledge of Western, threatened against or affecting Western or any Material Subsidiary, which is required to be disclosed in the Offering Documents and which is not so disclosed, or which if determined adversely, would have a Material Adverse Effect, or which if determined adversely would materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by Western of its obligations hereunder.

(v)
Transfer Agent. Each of Computershare Investor Services Inc., at its offices in Toronto, Ontario, and Computershare Trust Company, Inc., at its offices in Golden, Colorado, has been duly appointed as transfer agent and registrar for the Common Shares.

(w)
Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the proposed distribution, issuance or sale of the Shares hereunder, or the consummation of the transactions contemplated by this Agreement, except (a) such as have been already obtained or as may be required under the U.S. Securities Laws, and (b) such as have been obtained, or as may be required, under Canadian Securities Laws.

(x)
Unlawful Payment. Neither Western nor any of its Material Subsidiaries nor, any employee or agent of Western or any Material Subsidiary, has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any law, or made any payment to any foreign, Canadian, United States or provincial or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by applicable laws.

(y)
Brokerage Fees. Other than the Underwriters, there is no person, firm or corporation acting or, to the knowledge of Western, purporting to act at the request of Western, who is entitled to any brokerage or finder’s fees in connection with the Offering contemplated herein.

(z)
Agreement. This Agreement has been duly authorized, executed and delivered by Western and is a legal, valid and binding obligation of, and is enforceable against, Western in accordance with its terms (subject to bankruptcy, insolvency or other laws affecting the rights of creditors generally, the availability of equitable remedies and the qualification that rights to indemnity and waiver of contribution may be contrary to public policy).

(aa)
Directors and Officers. None of the directors or officers of Western are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

(bb)
No Cease Trade Orders. No securities commission or any similar regulatory authority in any jurisdiction has issued any order which is currently outstanding preventing or suspending trading in any securities of the Company, no such proceeding is, to the knowledge of the Company, pending, contemplated or threatened, and the Company is not in default of any requirement of Canadian Securities Laws which would have a Material Adverse Effect on the Offering or the Company.

(cc)	Reporting Issuer Status. The Company is a “reporting issuer” in the provinces of British Columbia, Alberta, Ontario and Manitoba.

(dd)	Short Form Eligibility. Western is eligible to file a prospectus in the form of a short form prospectus under National Instrument 44-101 of the Canadian Securities Administrators.

(ee)
Disclosure. Western has filed all documents or information required to be filed by it with the Securities Commissions or the SEC under Applicable Securities Laws. Each such document or item of information filed by Western, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time at which it was filed with applicable securities regulators, including, without limitation, the Securities Commissions and the SEC. The Company has not filed any confidential material change report with any securities regulatory authority or regulator or any Exchange or any document for confidential treatment with the SEC that at the date hereof remains confidential.

(ff)
Passive Foreign Investment Company. Western was not a passive foreign investment company (a “PFIC”) within the meaning of section 1297 of the Code for its taxable year ended December 31, 2006 and expects that it will not constitute a PFIC for its current taxable year ending December 31, 2007.

(gg)
Labour Practices. Neither Western no any Material Subsidiary is engaged in any unfair labour practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Affect and that, to the Company’s knowledge:

(i)
there is no unfair labour practice complaint pending or threatened against the Company or a Material Subsidiary and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened;

(ii)	no strike, labour dispute, slowdown or stoppage is pending or threatened against the Company or a Material Subsidiary;

(iii)	there is no union representation dispute currently existing concerning the employees of the Company or a Material Subsidiary;

(iv)	there are no union organizing activities currently taking place concerning employees of the Company or a Material Subsidiary; and

(v)
there has been no violation of any federal, state, provincial, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, and applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the Company or a Material Subsidiary.

(hh)
Forward Looking Statements. Each “forward looking statement” contained or incorporated by reference in the Offering Documents, if any, has been made or reaffirmed with a reasonable basis and in good faith.

(ii)
Trading in Securities. Neither the Company, nor any Material Subsidiary nor to the Company’s knowledge any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

Section 8	Representations and Warranties of the Underwriters

(1)	Each Underwriter hereby severally, and not jointly, represents and warrants that:

(a)	it is, and will remain so, until the completion of the Offering, appropriately registered under Applicable Securities Laws so as to permit it to lawfully fulfil its obligations hereunder; and

(b)	it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated under this Agreement on the terms and conditions set forth herein.

(2)	Any offer or sale of the Shares in the United States or to U.S. person will be made in accordance with Schedule “A” which forms part of this Agreement.

(3)
The representations and warranties of each of the Underwriters contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing and they shall not survive the completion of the transactions contemplated under this Agreement but shall terminate on the completion of the distribution of the Shares.

Section 9	Additional Covenants of Western

In addition to any other covenant of Western set forth in this Agreement, Western covenants with the Underwriters that:

(a)
Stock Exchange Listings. Western will file or cause to be filed with the TSX all necessary documents and will take, or cause to be taken, all necessary steps to ensure that the Shares have been approved (or conditionally approved) for listing and for trading on the TSX, prior to the filing of the Final Prospectus with the Securities Commissions, subject only to satisfaction by Western of the Standard Listing Conditions, and Western shall thereafter, fulfill the Standard Listing Conditions within the time period prescribed by the TSX;

(b)
Other Filings. Western will make all necessary filings, obtain all necessary regulatory consents and approvals (if any) and Western will pay all filing fees required to be paid in connection with the transactions contemplated in this Agreement;

(c)
Press Releases. Subject to compliance with applicable law, any press release of Western relating to the Offering will be provided in advance to WWCM and RBC on behalf of the Underwriters, and Western will use its reasonable commercial efforts to agree to the form and content thereof with WWCM and RBC on behalf of the Underwriters, prior to the release thereof;

(d)
Use of Proceeds. Western confirms its intention to use the net proceeds from the purchase and sale of the Shares in accordance with the descriptions set forth under the heading “Use of Proceeds” in the Final Prospectus. The Underwriters acknowledge that there may be circumstances where, for sound business reasons, a re-allocation of funds may be necessary or advisable; and

(e)
Blackout Period. Western agrees that neither Western, nor any of its subsidiaries nor officers nor directors shall, directly or indirectly, offer, sell or issue for sale or resale any Shares or financial instruments or securities convertible into or exercisable or exchangeable for Shares, or agree to or announce any such offer, sale or issuance, except for (i) the issuance of securities pursuant to an exercise of already issued convertible securities or existing agreements, (ii) grant of such options or other securities under the Issuer’s incentive plans, and (iii) issuance of securities in connection with strategic merger and acquisition transactions, for a period of 90 days from Closing Date without the prior written consent of WWCM and RBC, such consent not to be unreasonably withheld. Western shall use its commercially reasonable best efforts to cause each of its directors and officers to enter into lock-up agreements in form and substance satisfactory to WWCM and RBC evidencing their agreement to be bound by the terms of this Subsection 9(e);

Section 10	Covenants of the Underwriters

(1)	The Underwriters hereby severally, and not jointly, covenant and agree with Western the following:

(a)
Offering Jurisdictions and Offering Price. During the period of distribution of the Shares by or through the Underwriters, the Underwriters will offer and sell Shares to the public only in the Offering Jurisdictions or where they may lawfully be offered for sale or sold, at an offering price not exceeding the offering price set forth on the cover page of the Final Prospectus. For the purposes of this Subsection 10(1)(a) the Underwriters shall be entitled to assume that the Shares are qualified for distribution in any Qualifying Jurisdiction where an MRRS Decision Document for the Final Prospectus shall have been obtained from the applicable Securities Commission following the filing of the Final Prospectus.

(b)
Compliance with Securities Laws. The Underwriters will comply with and shall require any other person participating in offer or sell activities to comply with Applicable Securities Laws in connection with the offer to sell and the distribution of the Shares, and all such selling persons will be registered (or have such exemptions from registration requirements) under the Applicable Securities Laws as may be required.

(c)
Completion of Distribution. The Underwriters will use their reasonable commercial efforts to complete the distribution of the Shares as promptly as possible after the Time of Closing and all parties agree that the distribution of the Shares shall be deemed to have been completed at 5:00 p.m. (Toronto time) on the Over-Allotment Closing Date. The Underwriters will notify Western when, in the Underwriters’ opinion, the Underwriters have ceased the distribution of the Shares, and, within 30 days after completion of the distribution, will provide Western, in writing, with a breakdown of the number of Shares distributed in each of the Offering Jurisdictions where that breakdown is required by a Securities Commission or the SEC, as the case may be, for the purpose of calculating fees payable to, or making filings with, that Securities Commission or SEC, as the case may be.

(2)	Liability on Default. No Underwriter shall be liable to Western under this Section 10 with respect to a default by any of the other Underwriters.

Section 11	Closing

(1)	Location of Closing. The Offering of the Purchased Shares will be completed at the offices of Cassels Brock & Blackwell LLP in Toronto, Ontario at the Time of Closing on the Closing Date.

(2)
Certificates. At the Time of Closing, subject to the terms and conditions contained in this Agreement, Western shall deliver to the Underwriters a certificate or certificates representing the Shares against payment of the purchase price by certified cheque, bank draft or wire transfer dated the Closing Date payable to Western. Western will, at the Time of Closing and upon such payment of the aggregate Offer Price to Western, make payment in full of the Underwriting Fee and such amounts as are due pursuant to Section 17 (the “Expenses”) which shall be made by Western directing WWCM to withhold the Underwriting Fee and the Expenses from the payment of the aggregate Offer Price. Certificates shall be registered in such names as the Underwriters may request.

Section 12	Over Allotment Option Closing

(1)
Closing. In the event that the Over-Allotment Option is exercised by the Underwriters and any of the Over-Allotment Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Over-Allotment Shares shall be made at the offices mentioned in Section 11 above, or at such other place as shall be agreed upon by the Underwriters and the Company, on the Over-Allotment Closing Date as specified in the written notice from the Underwriters to the Company giving notice of the exercise of the Over-Allotment Option.

(2)
Payments and Certificates. At the Time of Closing, if any, for the exercise of the Over-Allotment Option, subject to the terms and conditions contained in this Agreement, the Company shall deliver to the Underwriters a certificate or certificates representing the Over-Allotment Shares against payment of the purchase price by certified cheque, bank draft or wire transfer dated the Over-Allotment Closing Date payable to the Company. The Company will, at the time of the Over-Allotment Closing Date and upon such payment of the purchase price to the Company, make payment in full of the Underwriting Fee in respect of the Over-Allotment Shares by directing WWCM to withhold the Underwriting Fee and the Expenses from the payment of the aggregate Over-Allotment Share purchase price. Certificates shall be registered in such names as the Underwriters may request.

Section 13	Compensation of the Underwriters

(1)
Underwriting Fee on Shares. Western shall pay to the Underwriters at the Time of Closing a fee (the “Underwriting Fee”) equal to $0.1525 per Share sold pursuant to the terms of this Agreement (being 5% of the aggregate gross cash proceeds received from the sale of each of the Shares) in consideration of the services to be rendered by the Underwriters in connection with the Offering.

(2)
Underwriting Fee on Over-Allotment Shares. Western shall pay to the Underwriters at the closing of the exercise of the Over-Allotment Option, if any, the Underwriting Fee per Over-Allotment Shares purchased.

Section 14	Termination Rights

(1)
All terms and conditions set out in this Agreement shall be construed as conditions and any breach or failure by Western to comply with any such conditions in favour of the Underwriters shall entitle the Underwriters to terminate their obligation to purchase the Shares by written notice to that effect given to Western prior to the Time of Closing on the Closing Date. Western shall use its reasonable commercial efforts to cause all conditions in this Agreement to be satisfied. It is understood that the Underwriters may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their rights in respect of any subsequent breach or non-compliance, provided that to be binding on the Underwriters, any such waiver or extension must be in writing.

(2)
In addition to any other remedies which may be available to the Underwriters in respect of any default, act or failure to act, or non-compliance with the terms of this Agreement by Western, the Underwriters shall be entitled, at their option, to terminate and cancel, without any liability on the part of the Underwriters, their obligations under this Agreement to purchase the Shares by giving written notice to Western at any time at or prior to the Time of Closing on the Closing Date:

(a)
if, in relation to Western, any inquiry, investigation or other proceeding (whether formal or informal) is commenced, threatened or announced, or any order or ruling is issued by any exchange or market, or any other regulatory authority in Canada, or the United States, or if any law or regulation under or pursuant to any statute of Canada or of any province thereof, or of the United States or any state or territory thereof or, is promulgated or changed which moratorium, inquiry, investigation, proceeding, order, ruling, law or regulation, in the reasonable opinion of the Underwriters (or any of them), operates to prevent or materially restrict trading of the common shares or the distribution of the Shares or could reasonably be expected to have a Material Adverse Effect, including as to the market price or value of the Shares;

(b)
if there is, in the reasonable opinion of any of the Underwriters: (i) a material change; (ii) a change in any material fact; or (iii) a new material fact that has arisen, or an Underwriter become aware of any undisclosed material change or material fact, that could reasonably be expected to have a Material Adverse Effect;

(c)
if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, including without limiting the generality of the foregoing, any military conflict, civil insurrection, or any terrorist action (whether or not in connection with such conflict or insurrection), which, in the Underwriters’ reasonable opinion (or any one of them), materially adversely affects or involves, or will materially adversely affect or involve, the Canadian, or United States financial markets and/or prevent or materially restrict the trading of the Common Shares or the distribution of the Shares, may result in a Material Adverse Effect;

(d)	if the Company fails to file the Preliminary Prospectus, or the Final Prospectus, and obtain receipts therefore, within the time limits set forth in this Agreement; or

(e)	if Western is in material breach of any term, condition or covenant of this Agreement, or any representation or warranty given by Western in this Agreement becomes or is materially false.

(3)
If the obligations of the Underwriters are terminated under this Agreement pursuant to these termination rights, the liability of Western to the Underwriters shall be limited to the obligations under Sections 15, 16 and 17.

Section 15	Indemnity

(1)
Western (for the purposes of this Section 15, the “Indemnifiers”) covenants and agrees to protect, indemnify, and save harmless, each of the Underwriters and their respective U.S. broker-dealer affiliates, and each of their respective directors, officers, employees, affiliates and agents and each person, if any, who controls any Underwriter or its U.S. broker-dealer affiliates within the meaning of section 15 of the U.S. Securities Act or section 20 of the U.S. Exchange Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), against all losses (other than loss of profits), claims, damages, suits, liabilities, costs, damages, or expenses caused or incurred, whether directly or indirectly, by reason of:

(a)
any statement (except for statements relating solely to the Underwriters and furnished by them specifically for use in any of the Offering Documents) contained in the Offering Documents (including in any documents incorporated by reference therein), which at the time and in the light of the circumstances under which it was made contains or is alleged to contain a misrepresentation (as such term is defined in the Securities Act (Ontario)) or any misstatement of a material fact;

(b)
the omission or alleged omission to state in the Offering Documents (including in any documents incorporated by reference therein), or any certificate of Western delivered hereunder or pursuant hereto, any material fact (other than a material fact relating solely to the Underwriters) required to be stated therein or necessary to make any statement therein not misleading;

(c)
any order made, or inquiry, investigation or proceeding commenced by any securities regulatory authority or other competent authority based upon any misrepresentation, untrue statement or omission or alleged untrue statement or omission in the Offering Documents (including in any documents incorporated by reference therein), (except for information and statements relating solely to the Underwriters and furnished by them specifically for use in the Offering Documents) that prevents or restricts the trading in any of Western’s securities or the distribution or distribution to the public, as the case may be, of any of the Shares in any of the Offering Jurisdictions;

(d)
Western not complying with any requirement of Applicable Securities Laws or stock exchange requirements in connection with the transactions herein contemplated including Western’s non-compliance with any statutory requirement to make any document available for inspection; or

(e)	any breach of a representation or warranty of Western contained in this Agreement or the failure of Western to comply with any of its obligations hereunder.

(2)
Notwithstanding Section 15(1), the indemnification in Section 15(1) does not and shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that such losses, claims, liabilities, damages or expenses were caused or incurred solely by negligence, dishonesty, fraud or wilful misconduct of the Underwriters.

(3)
If any matter or thing contemplated by this section shall be asserted against any Indemnified Party in respect of which indemnification is or might reasonably be considered to be provided, such Indemnified Party will notify the Indemnifiers as soon as possible of the nature of such claim (provided that omission to so notify the Indemnifiers will not relieve the Indemnifiers of any liability that it may otherwise have to the Indemnified Party hereunder, except to the extent the Indemnifiers are materially prejudiced by such omission) and the Indemnifiers shall be entitled (but not required) to assume the defence of any suit brought to enforce such claim; provided, however, that the defence shall be through legal counsel reasonably acceptable to such Indemnified Party and that no settlement may be made by the Indemnifiers or such Indemnified Party without the prior written consent of the other, such consent not to be unreasonably withheld.

(4)
In any such claim, such Indemnified Party shall have the right to retain other legal counsel to act on such Indemnified Party’s behalf, provided that the fees and disbursements of such other legal counsel shall be paid by such Indemnified Party, unless: (i) the Indemnifiers and such Indemnified Party mutually agree to retain other legal counsel; or (ii) the representation of the Indemnifiers and such Indemnified Party by the same legal counsel would, in the opinion of such counsel, be inappropriate due to actual or potential differing interests, in which event such fees and disbursements shall be paid by the Indemnifiers to the extent that they have been reasonably incurred, provided that in no circumstances will the Indemnifiers be required to pay the fees and expenses of more than one set of legal counsel for all Indemnified Parties.

(5)
To the extent that any Indemnified Party is not a party to this Agreement, the Underwriters shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

(6)
The Indemnifiers hereby consents to personal jurisdiction in any court in which any claim that is subject to indemnification hereunder is brought against the Underwriters or any Indemnified Party and to the assignment of the benefit of this section to any Indemnified Party for the purpose of enforcement provided that nothing herein shall limit Western’s right or ability to contest the appropriate jurisdiction or forum for the determination of any such claims.

(7)
The rights of the Indemnifiers contained in this section shall not enure to the benefit of any Indemnified Party if the Underwriters were provided with a copy of any amendment or supplement to the Offering Documents which corrects any untrue statement or omission or alleged omission that is the basis of a claim by a party against such Indemnified Party and that is required, under the applicable securities legislation or regulations, to be delivered to such party by the Underwriters.

(8)
The rights of the Indemnifiers contained in this section shall not enure to the benefit of any Indemnified Party to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Offering Document in reliance upon and in conformity with written information concerning the Underwriters furnished to Western by the Underwriters in writing specifically for use therein under the heading “Plan of Distribution” contained in the Offering Documents.

(9)	Western shall not be liable under this section for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

Section 16	Contribution

In the event that the indemnity provided for in Section 15 is declared by a court of competent jurisdiction to be illegal or unenforceable as being contrary to public policy or for any other reason, the Underwriters and the Indemnifiers shall contribute to the aggregate of all losses, claims, costs, damages, expenses or liabilities of the nature provided for above such that each Underwriter shall be responsible for that portion represented by the percentage that the portion of the Underwriting Fee payable by Western to such Underwriter bears to the gross proceeds realized by Western from the distribution, whether or not the Underwriters have been sued together or separately, and the Indemnifiers shall be responsible for the balance, provided that, in no event, shall an Underwriter be responsible for any amount in excess of the portion of the Underwriting Fee actually received by such Underwriter. In the event that the Indemnifiers, or any of them may be held to be entitled to contribution from the Underwriters under the provisions of any statute or law, the Indemnifiers shall be limited to contribution in an amount not exceeding the lesser of: (a) the portion of the full amount of losses, claims, costs, damages, expenses, and liabilities giving rise to such contribution for which such Underwriter is responsible; and (b) the amount of the Underwriting Fee actually received by any Underwriter. Notwithstanding the foregoing, a person guilty of fraud or fraudulent misrepresentation shall not be entitled to contribution from any other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation it may have otherwise under this section, except to the extent that the party from whom contribution may be sought is materially prejudiced by such omission. The right to contribution provided herein shall be in addition and not in derogation of any other right to contribution which the Underwriters may have by statute or otherwise by law.

Section 17	Expenses

The Company will be responsible, whether or not the Offering is completed, for all reasonable expenses and fees in connection with the Offering, including, without limitation, all expenses of or incidental to the issue, sale or distribution of the Shares; the fees and expenses of the Company’s counsel, auditors and independent engineers; all costs incurred in connection with the preparation of documents relating to the Offering; and all expenses and fees incurred by the Underwriters which shall include the reasonable fees and disbursements of the Underwriters’ counsel and applicable taxes thereon (such fees not to exceed $100,000 excluding disbursements and taxes). All such expenses incurred by or on behalf of the Underwriters shall be payable by the Company forthwith upon receiving an invoice in respect thereof and may be deducted from the gross proceeds of the Offering at the Time of Closing.

Section 18	Liability of the Underwriters

(1)
The obligation of the Underwriters to purchase the Purchased Shares (or the Over-Allotment Shares, if the Over-Allotment Option is exercised) in connection with the Offering at the Time of Closing on the Closing Date shall be several, and not joint, nor joint and several, and shall be as to the following percentages of the Purchased Shares to be purchased at any such time:

Wellington West Capital Markets Inc.	40%
RBC Dominion Securities Inc.	40%
Scotia Capital Inc.	20%

(2)
If one of the Underwriters fails to purchase its applicable percentages of the aggregate amount of the Purchased Shares (or the Over-Allotment Shares, if the Over-Allotment Option is exercised) at the Time of Closing, the other Underwriters shall have the right, but shall not be obligated, to purchase, all but not less than all, of the applicable Shares which would otherwise have been purchased by the Underwriter that failed to purchase. If, with respect to the Shares, any non-defaulting Underwriter elects not to exercise such right so as to assume the entire obligation of the defaulting Underwriter (the Shares in respect of which the defaulting Underwriter(s) fail to purchase and the non-defaulting Underwriters do not elect to purchase being hereinafter called the “Default Securities”), Western shall have the right to either (i) proceed with the sale of the Shares (less the Default Securities) to the non-defaulting Underwriters, or (ii) terminate its obligations hereunder without liability to the non-defaulting Underwriters except under Sections 15, 16 and 17.

Section 19	Action by Underwriters

All steps which must or may be taken by the Underwriters in connection with this Agreement, with the exception of the matters relating to termination contemplated by Section 14, may be taken by WWCM on behalf of itself and the other Underwriters, and the execution of this Agreement by Western shall constitute Western’s authority for accepting notification of any such steps from, and for delivering the definitive documents constituting the Shares to, or to the order of, WWCM.

Section 20	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 21	Survival of Warranties, Representations, Covenants and Agreements

Except as expressly provided for in this Agreement, all warranties, representations, covenants and agreements of Western herein contained, or contained in, documents submitted or required to be submitted pursuant to this Agreement, shall survive the purchase by the Underwriters of the Shares and shall continue in full force and effect, regardless of the closing of the sale of the Shares and regardless of any investigation which may be carried on by the Underwriters, or on their behalf, for a period of two years following the Closing Date. Without limitation of the foregoing, the provisions contained in this Agreement in any way related to the indemnification or the contribution obligations shall survive and continue in full force and effect, indefinitely, subject only to the limitation requirements of applicable law.

Section 22	Notices

All notices or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by facsimile delivered or facsimile to such other party as follows:

(a)       to Western at:

Western Goldfields Inc.
2 Bloor St. West, Suite 2102
Toronto, Ontario M4W 3E2

Attention:      Raymond Threlkeld, President and Chief Executive Officer
Facsimile No.: 416-324-9494

with a copy (for informational purposes only and not constituting notice) to:

Cassels Brock & Blackwell LLP
2100 Scotia Plaza
40 King Street West
Toronto, Ontario M5H 3C2

Attention:      Cameron Mingay
Facsimile No.: 416-640-3163

(b)       to the Underwriters at:

Wellington West Capital Markets Inc.
Investment Banking
145 King Street West, Suite 700
Toronto, Ontario M5H 1J8

Attention:      Bill Washington, Managing Director, Investment Banking
Facsimile No.: 416-642-1910

and

RBC Dominion Securities Inc.
Royal Bank Plaza, 200 Bay Street
4th Floor, South Tower
Toronto, Ontario M5J 2W2

Attention:      Max Weis, Vice President, Corporate Finance
Facsimile No.: 416-842-7527

with a copy to:

Stikeman Elliott LLP
5300 Commerce Court West
199 Bay Street
Toronto, Ontario M5L 1B9

Attention:      Quentin Markin
Facsimile No.: 416-947-0866

or at such other address or facsimile number as may be given by either of them to the other in writing from time to time and such notices or other communications shall be deemed to have been received when delivered or, if facsimile, on the next business day after such notice or other communication has been sent (with receipt confirmed).

Section 23     Counterpart Signature

This Agreement may be executed in one or more counterparts (including counterparts by facsimile), which together shall constitute an original copy hereof as of the date first noted above.

Section 24     Time Of The Essence

Time shall be of the essence in this Agreement.

Section 25     Severability

If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement.

Section 26     Entire Agreement

This Agreement constitutes the entire agreement between the Underwriters and Western relating to the subject matter hereof and supersedes all prior agreements between the Underwriters and Western.

Section 27     General

The parties have expressly required this Agreement and all other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only. Les parties ont expressément demandé que la présente convention ainsi que tout autre document à être ou pouvant être donné ou conclu en vertu des dispositions des présentes, soient rédigés en langue anglaise seulement.

[The Remainder of this page is intentionally blank.]

If this agreement accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by Western, please communicate your acceptance by executing where indicated below and returning by facsimile one copy and returning by courier an originally executed copy to each of WWCM and RBC.

Yours very truly,

WELLINGTON WEST CAPITAL MARKETS INC.

(Signed) BILL WASHINGTON Managing Director RBC DOMINION SECURITIES INC.

(Signed) MAX WEIS Vice President
SCOTIA CAPITAL INC.

(Signed) JEFF RICHMOND
Managing Director

The foregoing accurately reflects the terms of the transaction that we are to enter into and such terms are agreed to.

ACCEPTED at Toronto as of this _________ day of ________________, 2007.

WESTERN GOLDFIELDS INC.

(Signed) Brian Penny Chief Financial Officer

SCHEDULE “A”
UNITED STATES OFFERS AND SALES

U.S. Selling Restrictions

As used in this Schedule “A”, the following terms have the following meanings:

“Directed Selling Efforts” means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule “A”, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares and shall include, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of any of the Shares;

“Foreign Issuer” means a foreign issuer as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means any issuer which is (a) the government of any foreign country or of any political subdivision of a foreign country; or (b) a corporation or other organization incorporated under the laws of any foreign country, except an issuer meeting the following conditions: (1) more than 50 percent of the outstanding voting securities of such issuer are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States; and (2) any of the following: (i) the majority of the executive officers or directors are United States citizens or residents, (ii) more than 50 percent of the assets of the issuer are located in the United States, or (iii) the business of the issuer is administered principally in the United States;

“General Solicitation” and “General Advertising” means “general solicitation” and “general advertising”, respectively, as used in Rule 502(c) of Regulation D, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

“Regulation D” means Regulation D adopted by the SEC under the U.S. Securities Act;

“Regulation S” means Regulation S adopted by the SEC under the U.S. Securities Act;

“Selling Dealer Group” means the dealers and brokers other than the Underwriters who participate in the offer and sale of the Shares pursuant to the Underwriting Agreement;

“Substantial U.S. Market Interest” means “substantial U.S. market interest” as that term is defined in Regulation S;

All other capitalized terms used but not otherwise defined in this Schedule “A” shall have the meanings assigned to them in the Agreement to which this Schedule “A” is attached.

1.	Each Underwriter represents and warrants to the Company that:

(a)
It acknowledges that the Shares have not been and will not be registered under the U.S. Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the U.S. Securities Act. It has not offered and sold and will not offer and sell the Shares (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in accordance with Rule 903 of Regulation S or as provided in paragraphs 2 or 3 below. It agrees that, at or prior to confirmation of the sale of the Shares, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Shares from it during the restricted period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended, (the ”U.S. Securities Act“) and may not be offered or sold within the United State or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the U.S. Securities Act.”

Furthermore, neither it nor its affiliate(s), nor any persons acting on its or their behalf have engaged or will engage in any Directed Selling Efforts with respect to the Shares;

(b)
It has not entered and will not enter into any contractual arrangement with respect to the distribution of the Shares, except with its affiliates, any Selling Dealer Group members or with the prior written consent of the Company; and

(c)
It shall require each Selling Dealer Group member to agree, for the benefit of the Company, to comply with, and shall use its best efforts to ensure that each Selling Dealer Group member complies with, the applicable provisions of this Schedule “A” as if such provisions applied to such Selling Dealer Group member.

2.	Each Underwriter covenants to and agrees with the Company that:

(a)
All offers and sales of the Shares in the United States will be effected through one or more United States affiliates of an Underwriter (each, a “U.S. Placement Agent”) in accordance with all applicable U.S. broker-dealer requirements;

(b)
Each U.S. Placement Agent is a Qualified Institutional Buyer, is a duly registered broker-dealer with the SEC, and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date such representation is made;

(c)
It will not, either directly or through a U.S. Placement Agent, solicit offers for, or offer to sell, the Shares in the United States by means of any form of General Solicitation or General Advertising and neither it nor its affiliate(s), nor any persons acting on its or their behalf have engaged or will engage in any Directed Selling Efforts with respect to the Shares;

(d)
It will solicit, and will cause each U.S. Placement Agent to solicit, offers for the Shares in the United States only from, and will offer the Shares only to, persons it reasonably believes to be Qualified Institutional Buyers in accordance with Rule 144A. It also agrees that it will solicit offers for the Shares only from, and will offer the Shares only to, persons that in purchasing such Shares will be deemed to have represented and agreed as provided in paragraphs (3)(a) through (l) below;

(e)
It will inform, and cause each U.S. Placement Agent to inform, all purchasers of the Shares in the United States that the Shares have not been and will not be registered under the U.S. Securities Act and are being sold to them without registration under the U.S. Securities Act in reliance upon Rule 144A;

(f)
It will deliver, through a U.S. Placement Agent, a copy of a Final U.S. Private Placement Memorandum which shall include the Final Prospectus (together, the “U.S. Offering Documents”) to each person in the United States purchasing Shares from it;

(g)	It shall cause each U.S. Placement Agent to agree, for the benefit of the Company, to the same provisions as are contained in paragraphs (1) and (2) of this Schedule “A”;

(h)
At least one business day prior to closing, it shall cause each U.S. Placement Agent to provide Computershare Investor Services Inc. (“Computershare”) with a list of all purchasers of the Shares in the United States; and

(i)
If it or its United States affiliates have offered or sold Shares in the United States, at closing it, together with each such U.S. Placement Agent, will provide a certificate, substantially in the form of Exhibit 1 to this Schedule “A”, relating to the manner of the offer and sale of the Shares in the United States.

3.
It is understood and agreed by the Underwriters that the Shares may be offered and resold by the Underwriters and members of the Selling Dealer Group in the United States pursuant to the provisions of Rule 144A to persons who are, or are reasonably believed by them to be, Qualified Institutional Buyers in transactions meeting the requirements of Rule 144A and in compliance with any applicable state securities laws of the United States, provided that prior to any such sale each purchaser shall have been provided with the U.S. Offering Documents and by purchasing Shares, each purchaser shall be deemed to have represented and warranted for the benefit of the Company and the Underwriters that:

(a)	It is authorized to consummate the purchase of the Shares;

(b)
It understands and acknowledges that the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of Shares to it are being made in reliance upon Rule 144A and exemptions from registration under applicable state securities law;

(c)
It is a Qualified Institutional Buyer and is acquiring the Shares for its own account or for the account of one or more Qualified Institutional Buyers with respect to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Shares in violation of United States federal or state securities laws;

(d)
It acknowledges that it has not purchased the Shares as a result of any General Solicitation or General Advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television or the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

(e)
It understands and acknowledges that the if it should reoffer, resell, pledge or otherwise transfer Shares prior to the date that is the later of (x) the date which is two years after the later of the last date of original issuance of such Shares (which would include the issuance of Over-Allotment Shares pursuant to the exercise of the overallotment option) and the last date that the Company or its affiliates were owners of such Shares (or any predecessor thereto) or such shorter period of time as permitted by Rule 144(k) under the U.S. Securities Act or any successor provision thereunder and (y) such later date, if any, as may be required by applicable law, it will do so only (i) to the Company; (ii) pursuant to an effective registration statement under the U.S. Securities Act; (iii) to a Qualified Institutional Buyer in compliance with Rule 144A; (iv) in an offshore transaction in compliance with Rule 904 under Regulation S; or (v) pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder (if available) or any other available exemption from registration under the U.S. Securities Act, in each case in accordance with all applicable state securities laws;

(f)	It will deliver to each person to whom it transfers any of the Shares notice of any restrictions on transfer of such Shares;

(g)
It understands and acknowledges that the Shares sold in reliance on Rule 144A as part of this offering will bear a legend substantially to the following effect unless otherwise agreed by the Company and the holder thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIROR

(a)
REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT;

(b)	AGREES FOR THE BENEFIT OF THE CORPORATION THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, PRIOR TO THE DATE THAT IS THE LATER OF

(X)
TWO YEARS AFTER THE LATER OF THE LAST ORIGINAL ISSUE DATE HEREOF (WHICH WOULD INCLUDE THE ISSUANCE OF SECURITIES PURSUANT TO THE EXERCISE OF THE OVERALLOTMENT OPTION) AND THE LAST DATE ON WHICH THE CORPORATION OR ANY AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE 1933 ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND

(Y)	SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW,

EXCEPT ONLY:

(i)	TO THE CORPORATION;

(ii)	PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE 1933 ACT;

(iii)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE 1933 ACT;

(iv)	IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE 1933 ACT; OR

(v)	PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT,

IN EACH SUCH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THE CORPORATION IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT AT THE TIME OF TRANSFER, FOR ANY TRANSFER IN ACCORDANCE WITH (b)(iv) ABOVE, THE LEGEND MAY BE REMOVED BY PROVIDING A DULY COMPLETED AND SIGNED CERTIFICATE, THE FORM OF WHICH MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY, INC. (THE “TRANSFER AGENT”), TO THE TRANSFER AGENT DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”. FOR ANY TRANSFER IN ACCORDANCE WITH (b)(v) ABOVE, THE LEGEND MAY BE REMOVED BY DELIVERY TO THE TRANSFER AGENT OF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH LEGEND IS NO LONGER REQUIRED UNDER APPLICABLE REQUIREMENTS OF THE 1933 ACT OR STATE SECURITIES LAWS.

If the Company is a Foreign Issuer at the time of transfer, and the Shares are being sold in compliance with the requirements of Rule 904 of Regulation S, then unless the Company or Computershare (or its successor) requires a legal opinion, the legend may be removed by providing a declaration to Computershare (or its successor), in the form attached hereto as Exhibit 2 (or as the Company may prescribe from time to time).

If the Shares are being sold under Rule 144, the legend may be removed by delivering to Computershare (or its successor) and to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company to the effect, that the legend is no longer required under the U.S. Securities Act or state securities laws;

(h)
It consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set out and described in paragraph 3(e) above;

(i)
It understands and acknowledges that the Company is not obligated to file and has no present intention of filing with the SEC or with any state securities administrator any registration statement in respect of resales of the Shares in the United States;

(j)
It acknowledges that neither the Company, the Underwriters nor any person representing the Company or the Underwriters has made any representation to it with respect to the Company or the offering of Shares, other than the information contained or incorporated by reference in the U.S. Offering Documents, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Shares. Accordingly, it acknowledges that no representation or warranty is made by the Underwriters as to the accuracy or completeness of such materials. It has had access to such financial and other information concerning the Company and the Shares as it has deemed necessary in connection with its decision to purchase the Shares, including an opportunity to ask questions of and request information from the Company and the Underwriters;

(k)
It acknowledges that the Company, the Underwriters and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, and agreements, and agrees that if any of the acknowledgements, representations or warranties deemed to have been made by it by its purchase of Shares are no longer accurate, it shall promptly notify the Company and the Underwriters. If it is acquiring any of the Shares as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account;

(l)
It understands and acknowledges that the Company (i) is not obligated to remain a Foreign Issuer, (ii) may not, at the time the Shares are resold by it or at any other time, be a Foreign Issuer, and (iii) may engage in one or more transactions which could cause the Company not to be a Foreign Issuer; and

(l)
It understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company, the Underwriters and the affiliates of the Underwriters in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares.

4.
The Underwriters have not entered, and will not enter, into any contractual arrangement with respect to the distribution of the Shares, except (a) with their affiliates, (b) with members of the Selling Dealer Group in accordance with paragraph 1(c) of this Schedule “A”, or (c) with the prior written consent of the Company.

5.	The Company represents, warrants, covenants and agrees to and with the Underwriters that:

(a)	it is a Foreign issuer;

(b)
it is not, and giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Offering Documents, will not be required to register as an “investment company” pursuant to the provisions of the United States Investment Company Act of 1940, as amended;

(c)
at the date hereof, the Shares are not (A) part of a class listed on a national securities exchange in the United States, (B) quoted in an automated inter-dealer system in the United States, or (C) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A under the U.S. Securities Act) of less than ten percent for securities so listed or quoted;

(d)
for so long as any of the Shares are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, it shall either: (A) furnish to the SEC all information required to be furnished in accordance with Rule 12g3-2(b) under the U.S. Exchange Act; (B) file reports and other information with the SEC under Section 13 or 15(d) of the U.S. Exchange Act; or (C) provide to any holder of Shares and any prospective purchaser of Shares designated by such holder, upon the request of such holder, the information required to be provided by paragraph (d)(4), of Rule 144A;

(e)	none of it, its affiliates or any person acting on its or their behalf has offered or will offer to sell the Shares by means of any form of General Solicitation or General Advertising; and

(f)	none of it, its affiliates or any person acting on its or their behalf has engaged or will engage in any Directed Selling Efforts with respect to the Shares.

EXHIBIT 1 TO SCHEDULE “A”
FORM OF UNDERWRITERS’ CERTIFICATE

In connection with the offer and sale of common shares (the “Shares”) of Western Goldfields Inc. (the “Company”) to one or more U.S. institutional investors, the undersigned [Name of Underwriter], on behalf of the several underwriters (the “Underwriters”) referred to in the Underwriting Agreement dated as of [date] among the Company and the Underwriters (the “Underwriting Agreement”), and [Name of U.S. broker-dealer affiliate of Underwriter], who has signed below in its capacity as placement agent in the United States for the Underwriters (the “U.S. Placement Agent”), do hereby certify that:

(a)           we acknowledge that the Shares have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except in accordance with Regulation S under the U.S. Securities Act (“Regulation S”) or pursuant to an exemption from the registration requirements of the U.S. Securities Act. We have not offered or sold, and will not offer or sell, the Shares (A) as part of our distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in accordance with Rule 903 of Regulation S or as provided in paragraphs (b) through (f) below. We sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Shares from us during the restricted period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the ”U.S. Securities Act“), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the U.S. Securities Act.”

(b)           the U.S. Placement Agent is a duly registered broker-dealer with the Securities and Exchange Commission, and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof, and all offers and sales of Shares in the United States have been and will be effected by the U.S. Placement Agent in accordance with all U.S. broker-dealer requirements;

(c)           neither we nor our representatives have utilized, and neither we nor our representatives will utilize, any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over television, radio or Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act, in connection with the offer or sale of the Shares in the United States or to U.S. persons;

Schedule A-1

(d)           each offeree was provided with the final prospectus of the Company, together with a U.S. covering memorandum relating to the offering of the Shares in the United States (together, the “Offering Documents”), and we have not used and will not use any written material other that the Offering Documents;

(e)           immediately prior to transmitting the Offering Documents to offerees, we had reasonable grounds to believe and did believe that each offeree was a qualified institutional buyer as defined in Rule 144A under the U.S. Securities Act (a “Qualified Institutional Buyer”), and, on the date hereof, we continue to believe that each purchaser of the Shares is a Qualified Institutional Buyer;

(f)           the offering of the Shares in the United States has been conducted by us in accordance with the Underwriting Agreement.

Terms used in this certificate have the meanings given to them in the Underwriting Agreement unless otherwise defined herein.

Dated:_________________________

[Underwriter]		[U.S. Broker-Dealer Affiliate of
Underwriter]

By:		By:
	Name:	Name:
	Title:	Title:

Schedule A-2

EXHIBIT 2 TO SCHEDULE “A”
FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Western Goldfields Inc.

AND TO: Computershare Investor Services Inc.

The undersigned:

☐
acknowledges that the sale of _______ common shares of Western Goldfields Inc. represented by certificate No. ___ to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and

☐	certifies that:

1.	it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Western Goldfields Inc.;

2.
the offer of the securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

3.
neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” (as such term is defined in Regulation S) in the United States in connection with the offer and sale of the securities;

4.
the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act);

5.	the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and

6.
the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.

Dated:___________________________________	By:
Name:
Title

Schedule A-3